UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500 Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2021, California BanCorp (the “Company”) and its wholly-owned subsidiary, California Bank of Commerce (the “Bank”) each appointed Millicent C. Tracey as an additional director. In connection with her appointment, the Company and the Bank increased the number of authorized directors on their respective boards from 11 to 12, appointing Ms. Tracey to fill the resulting vacancy.

Ms. Tracey is an accomplished financial services product strategy executive, advisor and board member with over 20 years of experience leading business-to-business payments strategy. She is the founder of Purse, a financial technology consulting company based in Park City, Utah that advises clients on digital payment product strategies and go-to-market governance. Prior to founding Purse, Ms. Tracey was Senior Vice President at Wells Fargo Bank, N.A. from 2000-2019; a Director of Business Operations at OneMediaPlace.com from 1999-2000; and a Senior Tax Consultant at Arthur Anderson, LLP from 1995-1999.

The Company expects that Ms. Tracey will be appointed to the Bank’s Audit Committee. As a director, Ms. Tracey will be entitled to the Company’s customary non-employee director compensation and will enter into the Company’s and the Bank’s standard indemnity agreements.

There are no arrangements or understandings between Ms. Tracey and any other persons pursuant to which she was selected as a director. There are no family relationships between Ms. Tracey and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Tracey pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Ms. Tracey’s appointment is included as Exhibit 99.1 to this report and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: July 30, 2021	By:	/s/ THOMAS A. SA
Thomas A. Sa Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer